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EXHIBIT 99.2

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED OR DISPOSED OF EXCEPT PURSUANT TO REGISTRATION UNDER SUCH ACTS OR UNLESS BORROWER HAS RECEIVED AN OPINION OF COUNSEL, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO BORROWER, THAT SUCH REGISTRATION IS NOT REQUIRED.

6% SUBORDINATED CONVERTIBLE PROMISSORY NOTE,
DUE DECEMBER 31, 2002

$1,000,000                                                                                                                                   September 20, 2002

        FOR VALUE RECEIVED, the undersigned, THOMAS GROUP, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of General John T. Chain, Jr. ("Payee") or registered assigns as shown in the records maintained by the Maker (Payee and any registered assigns hereinafter referred to each as "Holder" and collectively, as "Holders"), the principal sum of ONE MILLION DOLLARS ($1,000,000.00), with interest (computed on the basis of a 360-day year of twelve (12) 30-day months) accruing from the date of this Note on the unpaid balance hereof from time to time remaining unpaid at a rate of six percent (6%) per annum. After the earlier of the Maturity Date (as defined below) or the date on which the Company's stockholders reject the Proposal (as defined below), this Note shall begin to accrue interest at the lesser of eighteen percent (18%) per annum or the highest rate permitted by law (the "Default Rate"). Payments of principal and interest on this Note shall be made via wire transfer to an account designated by Payee in writing to Borrower. All payments hereunder shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payments.

        The entire principal of this Note, as well as all accrued interest thereon, shall be due and payable in full on December 31, 2002 (the "Maturity Date"), unless prior to the Maturity Date this Note is converted into common stock, par value $0.01 per share (the "Common Stock") of the Company.

        Except as otherwise provided in this Note, the undersigned waives demand, presentment for payment, protest, notice of protest, notice of intention to accelerate, filing of suit, and diligence in collecting this Note.

        If this Note shall be collected by legal proceedings or through a bankruptcy court, or shall be placed in the hands of an attorney for collection after maturity, no matter how maturity is brought about, the undersigned agrees to pay reasonable attorneys' or collection fees incurred by Payee in connection therewith.

        1.    General.

          (a)    This Note is issued pursuant to a Note and Warrant Purchase Agreement, dated as of September 20, 2002, between Maker and Payee (the "Purchase Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. Each Holder of this Note shall be deemed, by its acceptance hereof, to have made the representations set forth in Section 3 of the Purchase Agreement.

          (b)    This Note is a registered Note and upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, and upon the delivery by Holder to Maker of an opinion of counsel satisfactory to Maker confirming an exemption from registration under the Acts, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, Maker may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and Maker will not be affected by any notice to the contrary.

          (c)    This Note is unsecured and is junior and subordinated in right of payment to all senior secured debts of Maker owing to Comerica Bank (the "Senior Debt").

        2.    Conversion.

          (a)    Subject to the terms and conditions of the Purchase Agreement, this Note shall automatically and immediately convert into Common Stock, with a conversion price of $0.375 (the "Conversion Price") in the event that both of the following have occurred: (i) the Company's stockholders approve the Proposal (as defined in the Purchase Agreement) prior to the Maturity Date, and (ii) the Company has received a fairness opinion from a recognized valuation or investment banking firm acceptable to the Purchaser regarding the proposed conversion of this Note. In the event of conversion, this Note shall convert into that number of shares of Common Stock equal to: (x) the sum of the principal amount and accrued but unpaid interest outstanding under this Note on the date of conversion, divided by (y) the Conversion Price.

          (b)    Maker shall not issue fractional shares of Common Stock upon conversion of this Note pursuant to the provisions of subsection (a) of this Section 2 or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this subsection (b) of this Section 2, be issuable upon conversion of this Note, Maker shall issue shares of Common Stock equal to the next greatest whole share.

          (c)    Upon conversion of this Note, pursuant to the provisions of subsection (a) of this Section 2, Maker shall cause to be delivered to Holder certificates representing the securities issuable under such provision as soon as practicable after such conversion, in any event within five (5) business days of the date of conversion of this Note. Upon the receipt of such certificates, Holder shall tender this Note to Maker for cancellation. Such certificates will include thereon a legend restricting transfer similar to the legend set forth on the face of this Note.

          (d)    In connection with the conversion of this Note, Holder agrees to execute in favor of Maker any reasonably requested form of investment representation letter.

        3.    Prepayments. This Note may be prepaid by Maker in whole or in part at any time prior to the mailing of the proxy statement described in Section 2.8 of the Purchase Agreement without the consent of the Holder and without premium or penalty of any kind.

        4.    Default; Remedies. Under this Note, an "Event of Default" shall have occurred if:

    (a)
    John R. Hamann, James T. Taylor, or Jimmy C. Houlditch or any director of the Maker voluntarily resigns after September 20, 2002 and prior to the Maturity Date;

    (b)
    Maker is unable to pay its debts as they become due;

    (c)
    a decree or order by a court of competent jurisdiction shall have been entered, either (i) adjudging the Maker bankrupt or insolvent, or (ii) approving a petition seeking reorganization or arrangement of the Maker under the Title II of the United States Code (the "Bankruptcy Code") or any other similar applicable federal or state law, or (iii) appointing a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Maker or a receiver of all or any substantial portion of its property, and any such decree or order shall have continued in force undischarged or unstayed for a period of sixty (60) days;

    (d)
    the Maker shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy petition against it, or shall file a petition or answer or consent seeking reorganization or arrangement under the Bankruptcy Code or any other similar applicable federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all of its property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

    (e)
    the Maker breaches any provision of the Purchase Agreement; or

    (f)
    Maker defaults under, or breaches any terms of, the Senior Debt.

If an Event of Default occurs, this Note shall become and be immediately due and payable without demand, notice or legal process of any kind.

        5.    Cross Default. Holder may accelerate the Maturity Date and demand immediate payment of all amounts owed under this Note upon the existence of any default declared by a lender or creditor now or hereafter providing credit to the Maker (including but not limited to, under those certain Promissory Notes dated March 29, 2002, and May 31, 2002, respectively, issued by the Maker to Payee in the aggregate principal amount of $1,400,000.00), or if the Maker breaches a material contract.

        6.    Governing Law. This Note and the rights of the parties shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of law provisions of the State of Texas or of any other state.

        7.    Heading. The headings of the sections of this Note are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

        8.    Usury. This Note and all other agreements between Maker and Payee are hereby expressly limited so that, in no contingency or event whatsoever, whether through acceleration of maturity of this Note or otherwise, shall the amount paid or agreed to be paid to the Payee or any Holder for the use, forbearance or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under the laws of the State of Texas as applicable to this transaction (the "Highest Lawful Rate"). If, from any circumstances whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve the payment of interest in excess of the Highest Lawful Rate, and if from any circumstances the Holder shall ever receive as interest an amount that would exceed the Highest Lawful Rate, the amount that would be excessive shall be applied to the reduction of the unpaid principal balance of this Note (and not to the payment of interest) or if such excessive interest exceeds the unpaid balance of principal of the Note, the excess shall be refunded to Maker, and the Holder shall not be subject to any penalty provided for the contracting for, or charging or receiving of, interest in excess of the Highest Lawful Rate regardless of when or the circumstances under which such refund or application was made.

        9.    Successors and Assigns. Maker may not assign or transfer in any manner whatsoever (including, but not limited to, in connection with any merger) this Note without Holder's prior written consent, which consent may be withheld in Holder's sole discretion. All of the stipulations, promises and agreements in this Note made by or on behalf of Maker shall bind the lawful successors and assigns of Maker, whether so expressed or not, and inure to the benefit of the lawful successors and assigns of Maker and Payee.

        10.    Severability. This Note shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Note or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Note a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

        11.    Amendment. In the event that, subsequent to the date hereof, Maker obtains financing from any third party source, whether in the form of debt or equity, Maker and Holder agree to amend this

Note and enter into such other documentation as is necessary for Holder to receive consideration for the loan evidenced by this Note on terms and conditions no less favorable to Payee than those provided to such third party. By way of illustration but not of limitation, should such third party source receive equity securities or securities convertible into equity securities of Maker in connection with a financing, Payee shall receive the same on the same terms and at the same price.

        12.    Notices. Any notice or demand required to be given hereunder by any Holder shall be deemed to have been given and received (1) when actually received by Maker, if delivered in person, or (2) forty-eight (48) hours after a letter containing such notice is deposited in the United States mail, certified or registered, with postage prepaid, and addressed to Maker at 5221 North O'Connor Boulevard, Irving, Texas, 75039, or at such other address of Maker as Maker shall advise the Holder by certified or registered mail.

        13.    Governing Law. This Note and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Texas, and each party hereto submits to the non-exclusive jurisdiction of the state and federal courts within the County of Dallas in the State of Texas. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Texas or of the United States of America, by execution and delivery of this Note, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth in the Purchase Agreement, such service to become effective seven (7) days after such mailing. Nothing herein shall affect the right of either party to serve process in any of the matters permitted by law or to commence legal proceedings or otherwise proceed against the other party in any other jurisdiction. Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

        14.    Modifications and Amendments. No amendment, modification or termination of this Agreement shall be binding upon any other party unless executed in writing by the Company and by the Holder.

        15.    Waivers and Extensions. Holder may waive any right, breach or default which Holder has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by Holder, and specifically refers to this Note. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

        16.    Waiver by Maker. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Maker.

        17.    Costs. If any fees or expenses are incurred by Holder in connection with collecting this Note, the Maker shall reimburse Holder or pay directly (at the Holder's option) all such costs and expenses incurred by Holder.

        IN WITNESS WHEREOF, the undersigned has executed this Note on date first set forth above.

THOMAS GROUP, INC.
By: /s/ James T. Taylor
Name: James T. Taylor
Title: Chief Financial Officer

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6% SUBORDINATED CONVERTIBLE PROMISSORY NOTE, DUE DECEMBER 31, 2002